UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2017

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Center Drive, Suite 1020, Los Angeles, California 90045

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 13, 2017, Global Eagle Entertainment Inc. (“we” or the “Company”) entered into a Second Amendment to Limited Waiver to Credit Agreement (the “September 2017 Extension”) among the Company, the guarantors party thereto, the lenders party thereto (such lenders consenting to the September 2017 Extension, the “Consenting Lenders”), and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), relating to (i) the Credit Agreement, dated as of January 6, 2017 (the “Credit Agreement”), among the Company, the guarantors party thereto from time to time, the lenders party thereto from time to time (each, a “Lender” and collectively, the “Lenders”) and Citibank, N.A., as Administrative Agent, L/C issuer and swing line lender, (ii) the First Amendment and Limited Waiver to Credit Agreement (the “May 2017 Amendment”), dated as of May 4, 2017, among the Company, the guarantors party thereto, the lenders party thereto and Citibank, N.A., as Administrative Agent, L/C issuer and swing line lender and (iii) the Amendment to First Amendment and Limited Waiver to Credit Agreement and Second Amendment to Credit Agreement (the “June 2017 Amendment”), dated as of June 29, 2017, among the Company, the guarantors party thereto, the lenders party thereto and Citibank, N.A., as Administrative Agent, L/C issuer and swing line lender. The Company filed the Credit Agreement as Exhibit 10.1 to its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 12, 2017, the May 2017 Amendment as Exhibit 10.1 to the its Current Report on Form 8-K filed with the SEC on May 5, 2017 and the June 2017 Amendment as Exhibit 10.1 to its Current Report on Form 8-K filed with the SEC on June 30, 2017. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings set forth in the Credit Agreement, as amended by the May 2017 Amendment and the June 2017 Amendment (as so amended, the “Amended Credit Agreement”).

The September 2017 Extension amends the June 2017 Amendment as follows: The Company will now have until September 30, 2017 (rather than September 15, 2017 as previously required under the June 2017 Amendment) to deliver its audited financial statements for the year ended December 31, 2016 (together with the related audit report and opinion from the Company’s independent accountants and the other items required by the Amended Credit Agreement to be delivered therewith, the “Annual Financial Statement Deliverables”). The Company will continue to have up to 30 days (as provided for in the June 2017 Amendment) following the date on which it delivers the Annual Financial Statement Deliverables to deliver its unaudited financial statements for both the quarter ended March 31, 2017 and the quarter ended June 30, 2017.

Under the September 2017 Extension, the Company has agreed to pay to the Consenting Lenders a fee in an amount equal to 0.25% of the aggregate principal amount of the Revolving Credit Commitments and Term Loans held by the Consenting Lenders as of September 13, 2017.

As required by the terms of the Amended Credit Agreement, the Company will (on a bi-weekly basis until it has delivered the Annual Financial Statement Deliverables) continue to furnish or file on a Current Report on Form 8-K its current consolidated cash balance, the current cash balance of its foreign subsidiaries and the current outstanding balance under the Revolving Credit Facility. The Company will also participate in one conference call with the Administrative Agent and the Lenders with respect to the information contained in that Current Report on Form 8-K as required by the terms of the Amended Credit Agreement.

We qualify the foregoing summary of the September 2017 Extension by reference to the full text thereof, a copy of which we have filed as Exhibit 10.1 hereto and incorporate by reference herein.

Item 2.02 Results of Operations and Financial Condition

On September 14, 2017, the Company issued a press release (the “Press Release”) providing a financial performance and business update. We have furnished a copy of the Press Release as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 13, 2017, the Company received a notification from the Listing Qualifications Department of The NASDAQ Stock Market LLC (“NASDAQ”) stating that the Company did not meet NASDAQ’s September 12, 2017 deadline to regain compliance with NASDAQ Listing Rule 5250(c)(1). The Company is not in compliance with this Listing Rule because it has not yet filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 or its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2017 and June 30, 2017. The NASDAQ letter has no immediate effect on the listing of the Company’s common stock on The NASDAQ Capital Market.

The NASDAQ letter however states that NASDAQ has determined to delist the Company’s securities, but that the Company may appeal that determination to a NASDAQ Hearings Panel by submitting a notice of appeal prior to September 20, 2017. The Company intends to submit this notice of appeal prior to that deadline, and that submission will stay any suspension of trading in the Company’s securities for at least 15 days after the submission. The Company will also request that NASDAQ grant an additional stay of any trading suspension beyond the 15-day period, which additional stay NASDAQ has the authority to grant through the date that the NASDAQ Hearings Panel issues its decision regarding our appeal. NASDAQ will determine whether to grant the additional stay of the trading suspension on or prior to October 5, 2017. The NASDAQ Hearings Panel will convene to consider the Company’s appeal in approximately late October or early November 2017 and render its decision on the appeal approximately one week thereafter. The NASDAQ Hearings Panel has the authority to grant a further extension (until March 2018) for the Company to regain compliance with the Listing Rule.

The Press Release announced the Company’s receipt of the foregoing NASDAQ letter. As stated above, we have attached a copy of the Press Release as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Note Concerning Forward-Looking Statements

We make “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including with respect to the NASDAQ Hearings Panel process and the outcome thereof. These forward-looking statements are based on information available to us as of the date of this Current Report on Form 8-K and on our current expectations, forecasts and assumptions, and involve substantial risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. A detailed discussion of risks and uncertainties related to our business is included in the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Second Amendment to Limited Waiver to Credit Agreement, dated as of September 13, 2017, among Global Eagle Entertainment Inc., the guarantors party thereto, the lenders party thereto, and Citibank, N.A., as administrative agent.

99.1	Press Release.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to Limited Waiver to Credit Agreement, dated as of September 13, 2017, among Global Eagle Entertainment Inc., the guarantors party thereto, the lenders party thereto, and Citibank, N.A., as administrative agent.

99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

	By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer
Dated: September 14, 2017

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